
CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : May 2000
Beginning of the Month Principal Receivables :                                                                  11,508,920,587.82
                                                                                                               -------------------
Beginning of the Month Finance Charge Receivables :                                                                375,988,089.89
                                                                                                               -------------------
Beginning of the Month Discounted Receivables :                                                                              0.00
                                                                                                               -------------------
Beginning of the Month Total Receivables :                                                                      11,884,908,677.71
                                                                                                               -------------------

Removed Principal Receivables :                                                                                              0.00
                                                                                                               -------------------
Removed Finance Charge Receivables :                                                                                         0.00
                                                                                                               -------------------
Removed Total Receivables :                                                                                                  0.00
                                                                                                               -------------------

Additional Principal Receivables :                                                                                 419,168,535.38
                                                                                                               -------------------
Additional Finance Charge Receivables :                                                                             19,163,547.92
                                                                                                               -------------------
Additional Total Receivables :                                                                                     438,332,083.30
                                                                                                               -------------------

Discounted Receivables Generated this Period                                                                                 0.00
                                                                                                               -------------------

End of the Month Principal Receivables :                                                                        11,429,221,319.49
                                                                                                               -------------------
End of the Month Finance Charge Receivables :                                                                      367,649,352.76
                                                                                                               -------------------
End of the Month Discounted Receivables :                                                                                    0.00
                                                                                                               -------------------
End of the Month Total Receivables :                                                                            11,796,870,672.25
                                                                                                               -------------------

Excess Funding Account Balance                                                                                               0.00
                                                                                                               -------------------
Adjusted Invested Amount of all Master Trust Series                                                             10,582,976,677.68
                                                                                                               -------------------

End of the Month Seller Percentage                                                                                          7.40%
                                                                                                               -------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : May 2000                                                                  ACCOUNTS                RECEIVABLES
                                                                                           --------                -----------
End of the Month Delinquencies :
        30 - 59 Days Delinquent                                                              169,309.00            173,612,511.95
                                                                                       -----------------       -------------------
        60 - 89 Days Delinquent                                                               93,737.00            107,898,891.08
                                                                                       -----------------       -------------------
        90 + Days Delinquent                                                                 156,358.00            215,113,111.75
                                                                                       -----------------       -------------------

        Total 30 + Days Delinquent                                                           419,404.00            496,624,514.78
                                                                                       -----------------       -------------------

        Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                          4.21%
                                                                                                               -------------------

Defaulted Accounts During the Month                                                           53,649.00             48,348,573.88
                                                                                       -----------------       -------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                        5.04%
                                                                                                               -------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : May 2000                                                                 COLLECTIONS              PERCENTAGES
Total Collections and Gross Payment Rate                                               2,036,948,794.64                    17.14%
                                                                                       -----------------       -------------------

Collections of Principal Receivables and Principal Payment Rate                        1,802,327,270.56                    15.66%
                                                                                       -----------------       -------------------

        Prior Month Billed Finance Charge and Fees                                       176,167,189.40
                                                                                       -----------------
        Amortized AMF Income                                                              16,409,423.32
                                                                                       -----------------
        Interchange Collected                                                             22,965,361.46
                                                                                       -----------------
        Recoveries of Charged Off Accounts                                                19,478,425.84
                                                                                       -----------------
        Collections of Discounted Receivables                                                      0.00
                                                                                       -----------------

Collections of Finance Charge Receivables and Annualized Yield                           235,020,400.02                    24.50%
                                                                                       -----------------        ------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)

MONTHLY PERIOD : May 2000
                                                                                                                    82,324,397.85
Beginning Unamortized AMF Balance                                                                               ------------------

+       AMF Slug for Added Accounts                                                        8,486,755.23
                                                                                       -----------------
+       AMF Collections                                                                   16,010,547.38
                                                                                       -----------------
-       Amortized AMF Income                                                              16,409,423.32
                                                                                       -----------------            90,412,277.14
Ending Unamortized AMF Balance                                                                                  ------------------













                                                    /s/ Tom Feil
                                                    --------------------------
                                                    Tom Feil
                                                    Director of Securitization



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